UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2023

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b,2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On June 2, 2023, the Board of Directors (the “Board”) of Texas Roadhouse, Inc., a Delaware corporation (the “Company”), authorized an increase in the number of directors, which constitute the entire Board, from seven to eight. On June 2, 2023 and following the increase in the size of the Board, the Board appointed Wayne L. Jones to fill the vacancy. Mr. Jones will serve on the following committees of the Company’s Board: Audit, Compensation, and Nominating and Corporate Governance.

Mr. Jones, age 64, was appointed as a director because of his chief executive and board of director experience as well as his extensive knowledge of the restaurant industry where he has over 40 years of experience in the industry. Mr. Jones has held senior leadership positions at companies such as BJ’s Restaurants, P.F. Chang’s, Anthony’s Coal Fired Pizza and The Cheesecake Factory. Most recently, Mr. Jones served as the Chief Executive Officer of Anthony’s Coal Fired Pizza from 2017 until his retirement in 2020, as well as served on the board of directors for Craftworks Restaurants from 2015 to 2018.

Mr. Jones will be compensated in accordance with the Company’s previously adopted non-employee director compensation schedule.  In connection with his appointment on June 2, 2023, the Compensation Committee granted Mr. Jones 1,200 restricted stock units, all of which will vest on January 8, 2024, provided he continues to serve on such date.

Except as otherwise disclosed herein, there are no transactions between the Company and Mr. Jones requiring disclosure under this Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: June 5, 2023	By:	/s/ Keith V. Humpich
Keith V. Humpich
Interim Chief Financial Officer

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